SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 9, 2002



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


            Tennessee                       0-14289              62-1222567
            ---------                       -------              ----------
   (State or Other Jurisdiction           (Commission        (I.R.S. Employer
          of Incorporation)               File Number)      Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     The following exhibits are furnished as part of this Current Report on Form 8-K:

         EXHIBIT
           NO.            EXHIBIT
         -------          -------
          99.1     Certification of Periodic Report by Chief Executive Officer
          99.2     Certification of Periodic Report by Chief Financial Officer

Item 9.  Regulation FD Disclosure.
----------------------------------

     The Principal Executive Officer and the Principal Financial Officer of Greene County Bancshares, Inc. (the "Company") each submitted to the Securities and Exchange Commission on August 9, 2002 the certifications required by ss. 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002. Copies of all of the foregoing statements and certifications are attached hereto as exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENE COUNTY BANCSHARES, INC.


Date:   August 9, 2002                  By:  /s/ R. Stan Puckett
                                             --------------------------------
                                             R. Stan Puckett
                                             Chairman of the Board and Chief
                                             Executive Officer
                                             (Duly Authorized Representative)

EXHIBIT 99.1
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                        CERTIFICATION OF PERIODIC REPORT

     In connection with the Quarterly Report of Greene County Bancshares, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I, R. Stan Puckett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   August 9, 2002                      By:  /s/ R. Stan Puckett
                                                 ----------------------------
                                                 R. Stan Puckett
                                                 Chief Executive Officer


EXHIBIT 99.2
------------

                        CERTIFICATION OF PERIODIC REPORT

     In connection with the Quarterly Report of Greene County Bancshares, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I, William F. Richmond, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   August 9, 2002                       By:  /s/ William F. Richmond
                                                  --------------------------
                                                  William F. Richmond
                                                  Chief Financial Officer